EXHIBIT 99.2
Reviewed Carve-Out Consolidated Financial Statements
Secured Accessories-S3 Business Divisions of
Alpha Security Products, Inc. and Subsidiary
March 31, 2007, June 30, 2007 and September 30, 2007

CONTENTS

INDEPENDENT ACCOUNTANTS’ REPORT	1

FINANCIAL STATEMENTS

Consolidated Balance Sheet	2

Consolidated Statements of Income	3

Consolidated Statements of Cash Flows	4

Notes to Carve-Out Consolidated Financial Statements	5

INDEPENDENT ACCOUNTANTS’ REPORT
Board of Directors
Checkpoint Systems, Inc.
Thorofare, New Jersey
We have reviewed the accompanying consolidated balance sheet of the Secured Accessories-S3 Business Divisions of Alpha Security Products, Inc. and Subsidiary as of September 30, 2007, and the related consolidated statements of income and cash flows for the quarters ended March 31, 2007, June 30, 2007 and September 30, 2007 and nine months ended September 30, 2007 (the “Carve-Out consolidated financial statements”), as defined in the purchase and sale agreement between Checkpoint Systems, Inc. and Subsidiaries and Alpha Security Products, Inc. and Subsidiary. These consolidated financial statements are the responsibility of Alpha Security Products, Inc.’s management. Our responsibility is to express an opinion on the consolidated financial statements based on our reviews.
A review consists principally of inquiries of Company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit conducted in accordance with auditing standards generally accepted in the United States of America, the objective of which is the expression of an opinion regarding the consolidated financial statements taken as a whole. Accordingly, we do not express such an opinion.
The accompanying Carve-Out consolidated financial statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 to the Carve-Out consolidated financial statements and are not intended to be a complete presentation of the consolidated balance sheet and the related consolidated statements of income and cash flows, as defined in the agreement.
Based on our reviews, we are not aware of any material modifications that should be made to the accompanying Carve-Out consolidated financial statements in order for them to be in conformity with accounting principles generally accepted in the United States of America.
November 30, 2007

CONSOLIDATED BALANCE SHEET
CARVE-OUT OF SECURED ACCESSORIES-S3 BUSINESS DIVISIONS
OF ALPHA SECURITY PRODUCTS, INC. AND SUBSIDIARY
September 30, 2007

ASSETS
Current assets
Trade receivables, net of allowance of $312,312	$13,238,368
Other receivables	152,151
Inventories	9,122,520
Prepaid expenses	185,350

Total current assets	22,698,389

Property and equipment
Land	150,000
Building and improvements	4,054,855
Dies and molds	13,262,698
Machinery and equipment	4,850,925
Construction in progress	526,818

22,845,296
Less accumulated depreciation	18,024,630

4,820,666

Total assets	$27,519,055

LIABILITIES AND OWNERS’ EQUITY
Liabilities
Trade accounts payable	$4,509,490
Warranty reserve	195,478
Accrued bonuses	1,188,400
Accrued expenses	1,690,160

Total liabilities	7,583,528

Owners’equity	19,935,527

Total liabilities and owners’ equity	$27,519,055

See independent accountants’ review report.
The accompanying notes are an integral part of the carve-out consolidated financial statements.

CONSOLIDATED STATEMENTS OF INCOME
CARVE-OUT OF SECURED ACCESSORIES-S3 BUSINESS DIVISIONS
OF ALPHA SECURITY PRODUCTS, INC. AND SUBSIDIARY
For the quarters ended March 31, 2007, June 30, 2007, and September 30, 2007 and nine months ended September 30, 2007

	March 31,	June 30,	September 30,
	2007	2007	2007	Year-to-date

NET SALES	$12,439,219	$14,454,368	$19,321,464	$46,215,051

COST OF SALES	6,756,483	8,069,115	10,551,778	25,377,376

Gross profit	5,682,736	6,385,253	8,769,686	20,837,675

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	3,242,955	3,366,627	4,019,216	10,628,798

Operating income	2,439,781	3,018,626	4,750,470	10,208,877

OTHER INCOME
Foreign exchange	86,806	130,742	174,196	391,744

Net income	$2,526,587	$3,149,368	$4,924,666	$10,600,621

See independent accountants’ review report.
The accompanying notes are an integral part of the carve-out consolidated financial statements.

CONSOLIDATED STATEMENT OF CASH FLOWS
CARVE-OUT OF SECURED ACCESSORIES-S3 BUSINESS DIVISIONS
OF ALPHA SECURITY PRODUCTS, INC. AND SUBSIDIARY
For the quarters ended March 31, 2007, June 30, 2007, and September 30, 2007 and nine months ended September 30, 2007

	March 31,	June 30,	September 30,
	2007	2007	2007	Year-to-date

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$2,526,587	$3,149,368	$4,924,666	$10,600,621
Adjustments to reconcile net income to net cash
Depreciation	434,945	413,044	446,954	1,294,943
Changes in assets and liabilities
Accounts receivable	3,152,315	(1,857,334)	(3,756,496)	(2,461,515)
Inventories	(655,384)	(907,223)	(2,432,214)	(3,994,821)
Prepaid expenses	(172,388)	94,655	94,265	16,532
Accounts payable and accrued expenses	(2,271,261)	496,251	2,970,379	1,195,369

Cash provided by operating activities	3,014,814	1,388,761	2,247,554	6,651,129

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(407,181)	(371,661)	—	(778,842)
Transfers to Alpha Security Products, Inc. and Subsidiary	—	—	19,081	19,081

Cash provided by (used in) investing activities	(407,181)	(371,661)	19,081	(759,761)

CASH FLOWS FROM FINANCING ACTIVITIES
Net distributions to Alpha Security Products, Inc. and Subsidiary	(2,607,633)	(1,017,100)	(2,266,635)	(5,891,368)

Cash used in financing activities	(2,607,633)	(1,017,100)	(2,266,635)	(5,891,368)

Change in cash and cash equivalents	—	—	—	—

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	—	—	—	—

CASH AND CASH EQUIVALENTS, END OF PERIOD	$—	$—	$—	$—

See independent accountants’ review report.
The accompanying notes are an integral part of the carve-out consolidated financial statements.

NOTES TO CARVE OUT CONSOLIDATED FINANCIAL STATEMENTS
SECURED ACCESSORIES-S3 BUSINESS DIVISIONS
OF ALPHA SECURITY PRODUCTS, INC. AND SUBSIDIARY
Note 1. Nature of Business and Significant Accounting Policies
Nature of Business
The Secured Accessories-S3 business divisions are wholly-owned business divisions of Alpha Security Products, Inc. and Subsidiary (Alpha). Alpha is a privately held Canton, Ohio based company that designs, manufactures, and sells security devices throughout the world. The security devices are designed to allow open merchandising in retail stores in order to increase sales and reduce theft. Alpha’s customers include major retailers, distributors and rack jobbers. Alpha operates one domestic manufacturing facility and two distribution centers, one in California and one in Western Europe.
The Secured Accessories-S3 business division develops, manufactures, distributes, and sells retail store applied security products requiring removal by store personnel at the cash register.
The financial statements reflect the application of certain accounting policies described in this note.
Basis of Presentation
The accompanying consolidated financial statements have been presented on a carve-out basis. To the extent that an asset, liability, revenue, or expense is identifiable and directly related to Secured Accessories-S3 business divisions, it is reflected in the accompanying carve-out consolidated financial statements. Certain assets, liabilities, and expenses include allocations from Alpha. These allocations have been calculated based upon revenue or other assumptions (see Note 2). Alpha believes the allocations are made on a reasonable basis; however, the carve-out consolidated financial statements may not necessarily reflect the financial position of Secured Accessories-S3 business divisions if Secured Accessories-S3 business divisions had been a separate, stand-alone entity during the period presented.
The carve-out consolidated financial statements include the Secured Accessories-S3 business divisions of Alpha and its wholly-owned subsidiary, Alpha Security Products B.V. All significant intercompany accounts and transactions have been eliminated.
Certain income and expense items not directly associated with the assets such as charitable contributions, forgiveness of debt, interest, relocation, recruiting, non-qualified deferred compensation plans, income taxes and rental income were not recorded in these carve-out financial statements. Any allocation of such costs would not be indicative of what such costs actually would have been had the business been operated as a stand-alone entity.
Use of Estimates
The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from those estimates.

NOTES TO CARVE OUT CONSOLIDATED FINANCIAL STATEMENTS
SECURED ACCESSORIES-S3 BUSINESS DIVISIONS
OF ALPHA SECURITY PRODUCTS, INC. AND SUBSIDIARY
Note 1. Nature of Business and Significant Accounting Policies (Continued)
Trade Receivables
Trade receivables are carried at original invoice amount less an estimate made for doubtful receivables based on a review of all outstanding amounts on a monthly basis. Management determines the allowance for doubtful accounts by identifying troubled accounts and by using historical experience applied to an aging of accounts. Trade receivables are written off when deemed uncollectible. Recoveries of trade receivables previously written off are recorded when received.
Inventories
Inventories are stated at the lower of cost, determined using the first-in, first-out (FIFO) method or market. Components of inventory consist of the following at September 30, 2007:

Raw materials	$1,055,042
Work-in-process	330,468
Finished goods	7,862,010
Obsolescence reserve	(125,000)

$9,122,520

Property and Equipment
Property and equipment are stated at cost less accumulated depreciation. Expenditures for repairs and maintenance are charged to operations as incurred while expenditures for additions and improvements are capitalized. Provision for depreciation is computed principally by the straight-line method. Building and improvements estimated lives range from 7 to 31 years. Dies and molds estimated lives are 3 years. Machinery and equipment estimated lives range from 3 to 9 years. The cost and accumulated depreciation applicable to assets retired are removed from the accounts and the loss on disposition is included in income. Depreciation charged to expense for the quarters ended March 31, 2007, June 30, 2007, and September 30, 2007 were $434,945, $413,044, and $446,954, respectively.
Impairment of Long-Lived Assets
In the event that facts and circumstances indicate that the carrying value of long-lived assets may be impaired, an evaluation of recoverability would be performed. If an evaluation were required, the estimated future undiscounted cash flow associated with the asset would be compared to the assets carrying amount to determine if a write-down is required. No write-down has been necessary to date.
Research and Development
Research and development costs are expensed as incurred. Such expenses totaled $461,269, $590,108, and $914,096 for the quarters ended March 31, 2007, June 30, 2007, and September 30, 2007, respectively.

NOTES TO CARVE OUT CONSOLIDATED FINANCIAL STATEMENTS
SECURED ACCESSORIES-S3 BUSINESS DIVISIONS
OF ALPHA SECURITY PRODUCTS, INC. AND SUBSIDIARY
Note 1. Nature of Business and Significant Accounting Policies (Continued)
Advertising Costs
Advertising costs are expensed as incurred. Total advertising costs charged to operations were $33,375, $67,237, and $49,965 for the quarters ended March 31, 2007, June 30, 2007, and September 30, 2007, respectively.
Revenue Recognition
Revenue from the sales of products is recognized at the time title and risks and rewards of ownership pass. This is generally when the products reach the free-on-board shipping point, the sales price is fixed and determinable, and collection is reasonably assured.
Provisions for certain sales incentives, product returns and discounts to customers are accounted for as reductions in determining sales in the same period the related sales are recorded. These provisions are based on terms of arrangements with direct, indirect, and other market participants. These provisions are estimated based on sales terms, historical experience, and trend analysis.
Shipping and Handling Costs
Revenues and costs associated with shipping products to customers are included in sales and cost of sales, respectively.
Note 2. Financial Statement Assumptions
Accounts Receivable
Amount was based upon specific analysis of the accounts receivable at September 30, 2007 by identifying each invoice line to the appropriate product line. Unidentifiable lines, such as freight, were allocated as above for invoices that applied to only one product line. If no product line could be identified, the remaining amounts were allocated based on the percentage of Secured Accessories-S3 accounts receivable to total accounts receivable.
Allowance for Doubtful Accounts
Amount was calculated based upon the percentage of total Secured Accessories-S3 accounts receivable to the entire Alpha accounts receivable at September 30, 2007.
Other Receivables
A portion of other receivables was allocated as a percentage of September 2007 Secured Accessories-S3 sales to total Alpha sales. The European portion was allocated as a percentage of European Secured Accessories-S3 sales to total 2007 European sales.

NOTES TO CARVE OUT CONSOLIDATED FINANCIAL STATEMENTS
SECURED ACCESSORIES-S3 BUSINESS DIVISIONS
OF ALPHA SECURITY PRODUCTS, INC. AND SUBSIDIARY
Note 2. Financial Statement Assumptions (Continued)
Inventory
Amount was determined based upon specific product line.
Prepaid Expenses
Prepaid insurance was based upon the proportionate amount related to the manufacturing plant, which is part of the sale. Prepaid inventory was allocated to the specific product line. Other prepaid expenses were allocated as a percent of Secured Accessories-S3 March 2007, June 2007, and September 2007 sales to total Alpha sales for the month of March 2007, June 2007, and September 2007, respectively.
Property and Equipment
Amounts were determined primarily on specifically identifying those assets for the Secured Accessories-S3 division and then allocating the remaining amounts based upon total Secured Accessories-S3 sales as a percentage of total sales for the period ended September 30, 2007.
Accounts Payable
Amount was determined by first identifying those vendors specific to the Secured Accessories-S3 product line. Those remaining vendor balances that could not be separately identified were allocated based upon Secured Accessories-S3 September 2007 sales to total Alpha September 2007 sales.
Accrued Expenses
Accrued expenses (excluding accrued warranty and bonus) were allocated as a percentage of Secured Accessories-S3 sales to total Alpha sales for the month of September 2007. Accrued warranty was allocated 100% to the Secured Accessories-S3 division. Accrued bonuses were determined using the following allocations: 100% for the plant, and the remaining amounts were allocated either using a percent of Secured Accessories-S3 sales to total Alpha sales for the month of September 2007 or as a percentage of European Secured Accessories-S3 sales to total quarter-ended September 2007 sales.
Sales
Amount was determined based upon specific product line.
Cost of Goods Sold
Product variances and other cost of goods sold have been allocated using standard costs to arrive at the actual cost of goods sold.

NOTES TO CARVE OUT CONSOLIDATED FINANCIAL STATEMENTS
SECURED ACCESSORIES-S3 BUSINESS DIVISIONS
OF ALPHA SECURITY PRODUCTS, INC. AND SUBSIDIARY
Note 2. Financial Statement Assumptions (Continued)
Selling, General, and Administrative Expenses
Selling, general, and administrative expenses have been captured using the following assumptions: either directly by product line or sales-related expenses, including quarterly bonuses, were allocated by the percent of sales that each sales division had for each product line. Executive salaries were allocated at $87,500 per quarter as the estimated portion of executive compensation related to this portion of the business. Plant related bonuses were allocated 100% to Secured Accessories-S3 division. Other selling, general, and administrative expenses were allocated based upon the percentage of sales for each product line or domestic, European, or International percentage of sales. Engineering, marketing, and product management expenses not described above were allocated 65% to Secured Accessories-S3 division.
Note 2. Leases
Secured Accessories-S3 division leases certain facilities and equipment through operating lease commitments that expire in 2010. Total rent expense under these operating lease commitments approximated $17,200 ($5,300 specific to this division and $11,900 allocated from operations), $9,600 ($4,500 specific to this division and $5,100 allocated from operations, and $41,000 ($5,000 specific to this division and $36,000 allocated from operations) for the quarters ended March 31, 2007, June 30, 2007, and September 30, 2007, respectively.
The following is a schedule by years of future minimum rental payments required under lease agreements which have initial or remaining noncancelable lease terms in excess of one year:

2007	$5,426
2008	12,880
2009	8,658
2010	5,244
2011	435

$32,643

Note 4. Defined Contribution Plan
Secured Accessories-S3 division sponsors a defined contribution savings plan that covers all employees who have completed 6 months or more of service and are age 18 or older. Secured Accessories-S3 division matches deferrals to the plan subject to certain limitations and recorded $25,233, $26,690, and $23,936 of expense for the quarters ended March 31, 2007, June 30, 2007, and September 30, 2007, respectively.
Note 5. Major Customers
For the quarters ended March 31, 2007, June 30, 2007, and September 30, 2007, there are no customers individually representing more than 10% of net sales.

NOTES TO CARVE OUT CONSOLIDATED FINANCIAL STATEMENTS
SECURED ACCESSORIES-S3 BUSINESS DIVISIONS
OF ALPHA SECURITY PRODUCTS, INC. AND SUBSIDIARY
Note 6. Commitments and Contingencies
Commitments
Secured Accessories-S3 division has purchase commitments of approximately $2,573,000 with various suppliers extending beyond September 30, 2007. These purchase commitments are not expected to exceed usage requirements.
Self-Insurance Program
Secured Accessories-S3 division self-insures employee health benefits for its employees. Estimated costs of the self-insured program is accrued based upon projected settlement amounts for known and anticipated claims and has a specific stop-loss policy, after which claims are insured by a commercial carrier. Any resulting adjustments to previously recorded reserves are reflected in current operating results. Expense of $77,208, $90,144, and $89,847 was reported for the quarters ended March 31, 2007, June 30, 2007, and September 30, 2007, respectively.
Note 7. Collateralization of Assets
Substantially all of the assets are collateral for a line of credit agreement with Alpha’s bank. At September 30, 2007, $3,274,870 was outstanding.
Note 8. Subsequent Event
On November 1, 2007, Alpha sold its Secured Accessories-S3 business division to Checkpoint Systems, Inc. for an estimated $142 million in cash. Checkpoint Systems, Inc. is a publicly held, Thorofare, New Jersey based company.